                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           SCHEDULE 14A/a INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
          14a-6(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

--------------------------------------------------------------------------------

                               VIEW SYSTEMS, INC.
         --------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
(Name of Person Filing Proxy Statement, if not the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

    (1) Title of each class of securities to which transaction applies: Not Applicable
----------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies: Not Applicable
----------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable
----------------------------------------------------------------
    (3) Proposed maximum aggregate value of transaction: Not Applicable
----------------------------------------------------------------
    (5) Total fee paid: Not Applicable
----------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid: Not Applicable

--------------------------------------------------------------------------------


        (2) Form, Schedule or Registration Statement No.: Not Applicable

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        (3) Filing Party: Not Applicable

--------------------------------------------------------------------------------

        (4) Date Filed: Not Applicable
---------------------------------------------------------------

                               VIEW SYSTEMS, INC.

                              -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 28, 2000

                            ------------------------

TO THE STOCKHOLDERS OF VIEW SYSTEMS, INC.:

    It is my pleasure to invite you to the Annual Meeting of Stockholders (the "Annual Meeting") of VIEW SYSTEMS, INC., a Florida corporation (the "Company"), at 9:00 a.m.,Eastern Standard Time, on July 28, 2000, at the offices of View Systems, Inc., 9693 Gerwig Lane, Suite O, Columbia, Maryland 21046, for the following purposes:

1. To elect five (4) directors to serve for the ensuing year and until their successors are elected;

2. To appoint Stegman & Co. as our independent auditors for the year ending December 31, 2000;

3.  To adopt our View Systems, Inc. 2000 Restricted Share Plan;

4. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

    The foregoing items of business are more fully described in the proxy statement accompanying this notice.

    Only stockholders of record at the close of business on July 10, 2000, are entitled to notice of and to vote at the Annual Meeting. We are mailing proxy solicitation material to our stockholders commencing on or about July 10, 2000. We must receive your proxy on or before July 26, 2000, in order for your proxy to be voted at the meeting.

    You are invited to attend the Annual Meeting in person. Regardless of whether you intend attend the meeting in person, we urge you to read the attached proxy statement and sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.


                            By Order of the Board of Directors

                              ----------------------------------
                              Andrew L. Jiranek
                              VICE PRESIDENT, SECRETARY & GENERAL COUNSEL


Columbia, Maryland
June 23, 2000

                             YOUR VOTE IS IMPORTANT



                                Table of Contents

GENERAL INFORMATION..............................................................4
INFORMATION REGARDING THE MEETING................................................4
PROPOASAL NO. 1 ELECTION OF DIRECTORS............................................7
PROPOSAL NO. 2 APPOINTMENT OF INDEPENDENT AUDITORS...............................9
PROPOSAL NO. 3 ADOPTION OF RESTRICTED SHARE PLAN.................................9
BENEFICIAL OWNERSHIP............................................................11
EXECUTIVE COMPENSATION..........................................................12
CERTAIN TRANSACTIONS............................................................15
COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT.......................16
OTHER MATTERS...................................................................17

                               VIEW SYSTEMS, INC.

                                ----------------

                             PROXY STATEMENT FOR THE
                       2000 ANNUAL MEETING OF STOCKHOLDERS

                              ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL INFORMATION

    The enclosed proxy is solicited on behalf of VIEW SYSTEMS,INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, July 28, 2000, at 1:00p.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at our principal executive offices at 9693 Gerwig Lane, Suite O, Columbia, Maryland 21046. The telephone number at that location is (410) 290-5919. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the adoption of our Restricted Share Plan, for the ratification of the appointment of STEGMAN & COMPANY as independent auditors as set forth herein and, at the discretion of the proxy holder, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    These proxy solicitation materials, the accompanying proxy card and the Company's annual report to shareholders as set forth on Form 10KSB for the year ended December 31, 1999, will be first mailed to stockholders on or about July 10, 2000, to all stockholders entitled to vote at the Annual Meeting. We have included the information required by Rule 14a-3 of the Rules of the Securities and Exchange Commission in this proxy statement, including the information contained on Form 10KSB which contains audited financial statements for our last two fiscal years, ended December 31, 1998, and 1999.

INFORMATION REGARDING THE MEETING

    You will be entitled to vote, either in person or by proxy, at the meeting on:

        - The election of five (4) directors to serve for the ensuing year and until their successors are elected;

        - The appointment of Stegman & Company as our independent auditors for the year ending December 31, 2000;

        -   The adoption of our View Systems, Inc. 2000 Restricted Share Plan;

        - The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

    BOARD OF DIRECTORS RECOMMENDATION

    The Board recommends a vote FOR the election of nominees for the Board of Directors, FOR the adoption of the View Systems, Inc. 2000 Restricted Share Plan, and FOR the appointment of Stegman & Company as our independent auditors for 2000.

    RECORD DATE AND SHARES OUTSTANDING

    Stockholders of record at the close of business on July 10, 2000, are entitled to notice of and to vote at the Annual Meeting. As of the date of this proxy, 8,386,080 shares of our Common Stock, $0.001 par value, were issued and outstanding.

    ATTENDANCE AT THE MEETING

    All of the stockholders on July 10, 2000, can attend. Due to limited space in the meeting room, we are limiting persons who can attend the meeting to our stockholders, their representatives, our employees and directors and our representatives.

    REVOCABILITY OF PROXIES

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to View Systems, Inc. at 9693 Gerwig Lane, Suite O, Columbia, Maryland 21046, Attention: Secretary, or hand-delivered to our Secretary at or before the taking of the vote at the Annual Meeting.

    VOTING AND SOLICITATION

    Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

    We will bear the cost of soliciting proxies. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

    You may vote by signing and dating the proxy card you receive with this proxy statement and returning it in the prepaid envelope. If you return your signed proxy card but do no mark the boxes showing how you wish to vote, your shares will be voted FOR the four proposals. Additionally, all comments written on the proxy card or elsewhere will be forwarded to our management, but your identity will be kept confidential unless you ask that your name be disclosed.

    The shares on your proxy card represent all of your shares, including those shares held in your accounts at various brokerages. If you do not return your proxy card, your shares will not be voted.

    QUORUM; ABSTENTIONS; BROKER NON-VOTES

    The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. They may be present at the meeting or represented by proxy. There must be a quorum for the meeting to be held, and a proposal must be approved by more than 50% of the shares voting at a meeting at which there is a quorum to be adopted. The 4 nominees for director receiving the highest number of affirmative votes will be elected as directors. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    If you submit a properly executed proxy card, even if you abstain from voting, then you will be considered part of the quorum. However, abstentions are not counted in the tally of votes FOR or AGAINST a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

    VOTING ON "OTHER BUSINESS"

    Although we do not know of any other business to be considered at the meeting other than the proposals described in this proxy statement, if any other business is presented at the meeting, your signed proxy card gives authority to Gunther Than, our President and CEO, to vote on those matters at his discretion.

    STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    The rules of the Securities and Exchange Commission provide that stockholder proposals may be considered for inclusion in the proxy material for our annual meetings under certain circumstances. The Company currently intends to hold its 2001 Annual Meeting of Stockholders on July 2, 2001 and to mail proxy statements relating to such meeting on June 2, 2001. The date by which stockholder proposals must be received by the Company for inclusion in the proxy statement and form of proxy for its 2001 Annual Meeting of Stockholders is March 15, 2001. Such stockholder proposals need to be accompanied by specific information regarding the proposal. Such stockholder proposals should be submitted to View Systems, Inc. at 9693 Gerwig Lane, Suite O, Columbia, Md. 21046, Attention:
Secretary.

    The proxy card for the 2001 Annual Meeting of Stockholders will grant the proxy holder discretionary authority to vote on any matter raised at the 2001 Annual Meeting of Stockholders. If a stockholder intends to submit a proposal at the 2001 Annual Meeting of Stockholders, which is not eligible for inclusion in the proxy statement, and a form of proxy relating to that meeting, the stockholder must do so no later than February 15, 2001. If such stockholder fails to comply with the foregoing notice provision, the proxy holder will be allowed to use his discretionary voting authority when and if the proposal is raised at the 2001 Annual Meeting of Stockholders.

                      PROPOSAL NO. 1--ELECTION OF DIRECTORS

NOMINEES

                  A board of four (4) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holder will vote the proxies received by them for the four (4) nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holder intends to vote all proxies received by him in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holder. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of the stockholders or until such director's successor has been duly elected and qualified.

VOTE REQUIRED

    The four nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

    The names of the nominees and certain information about them as of June 23, 2000, are set forth below:

---------------------------------------------------------------------------------------
  Name of Nominee             Age          Position with the            Since
                                           Company
---------------------------------------------------------------------------------------
Martin Maassen                58           Chairman of the Board     Dir.-May, 1999
                                           of Directors              Chr-April,2000
---------------------------------------------------------------------------------------
Michael Bagnoli               42                 Director            May, 1999
---------------------------------------------------------------------------------------
Gunther Than                  53                 Director            September, 1998
---------------------------------------------------------------------------------------
David Barbara                 49                 Director            May, 1999
---------------------------------------------------------------------------------------


------------------------

    Dr. Martin Maassen has served as a Director of the Company since May 1999. In April, 2000, Dr. Maassen was appointed Chairman of the Board by the current Directors, after Gunther Than stepped down as Chairman of the Board. Dr. Maassen is board-certified in internal medicine and emergency medicine and has served as a staff physician in the emergency departments of Jackson County, Deaconess, Union and St. Elizabeth hospitals in Indiana since 1977. Since 1996, he has been the President of Lafayette Emergency Care, P.C. in

Lafayette, Indiana. In addition to practicing medicine he maintains an expertise in computer technologies and their medical applications. He holds a Bachelors and a MD degree from Indiana University.

    Dr. Michael Bagnoli has served as a Director of the Company since May, 1999. Dr. Bagnoli holds degrees as a medical doctor and a dental specialist. Since 1988 he has practiced dentistry in the specialty area of oral and masiofacial surgery. Through his practice, he introduced orthroscopic surgery along with the full scope of arthroplastic and total joint reconstruction to the community. Dr. Bagnoli was founder, CEO and president of a successful medical products company, Biotek, Inc., which sold to a larger interest in 1994.

    Gunther Than has served as President and Chief Executive Officer since September, 1998. He also served as Chariman of the Board from September, 1998 to April, 2000, and, thereafter, as a Director. From 1994 - 1998, Mr. Than was the founder, President and CEO or RealView Systems and View Technologies, Inc. Mr. Than continues as President, CEO and board member of View Technologies.

    Prior to founding RealView and View Technologies, Mr. Than held a variety of business management positions including:

- Founder and President, EasyView Systems, Inc., a developer of software for use in the furniture industry

- Founder and President, National Systems and Software, Inc., a retail distributor of computer hardware and software

- General Manager, Rutland Biotech, Vancouver, Canada, a developer of medical and health related proprietary products

- Vice President of Information Systems, Patterson Dental Corporation, one of the largest U.S. dental product supply corporations

- Director of Information Systems, Salkin and Linoff, a Minneapolis retailer of soft goods and ladies apparel, with $100 MM in sales and over 500 retail outlets including Peck & Peck

- Manager of Systems and Programs, Fairway Foods, a $2 billion sales division of Holiday Worldwide, Inc.

- Systems Programmer, Twin Disc, Inc., a Wisconsin manufacturer of power transmissions for heavy equipment, ships and construction implements

    Mr. Than is a graduate of the University of Wisconsin, with a dual degree in engineering physics and applied mathematics.

    Dr. David Barbara has served as a Director of the Company since May, 1999. Dr. Barbara has held a variety of executive positions with hospitals in Lafayette, Indiana. From 1994 to 1997, Dr. Barbara was a surgeon with the Arnette Clinic in Lafayette, Indiana and from 1997 to 1998, Dr. Barbara was a surgeon for the Vein Treatment Center in Indianapolis, Indiana. Since 1998, he has been a surgeon with_a 120-physician multi-specialty clinic in Atlanta, Georgia. He holds a BA from Xavier University and MD from the University of Kentucky, and is a board certified surgeon.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    The Board of Directors of the Company conducted all of its business through written consents and various members met informally at different times and corresponded approximately 30-50 timers during 1999. There were approximately 20 actions by written consent during 1999. The Board of Directors has appointed an Audit Committee and a Compensation Committee.

    The Audit Committee was not appointed until April, 2000, and, therefore, the Company did not have an audit committee during 1999. The committee is composed of Drs. Maassen and Bagnoli. These members are independent. The Committee has engaged Charlie Davis of Davis, Sita and Company, an independent accounting firm, to provide it with advice. The Board has adopted a charter in connection with appointing the audit committee which charter is subject to review by the committee and change. Generally, the committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

    The Compensation Committee currently consists of Drs. Maassen, Bagnoli and Barbara. This committee conducted all of its business through written consents and various members met informally and corresponded approximately 20 times during 1999. This committee reviews the Company's executive compensation policy, compensation and incentive stock plans and issuances of stock as compensation and makes recommendations to the full Board of Directors for approval.

BOARD OF DIRECTORS COMPENSATION

    Directors do not receive any cash compensation for their services as members of the Board of Directors, although they are reimbursed for their expenses in attending out-of-town meetings. There are no other family relationships between directors and executive officers of the Company, except that Linda Than, who is the Company's Comptroller, is Gunther Than's wife.

              PROPOSAL NO. 2-- APPOINTMENT OF INDEPENDENT AUDITORS

    The Board of Directors has selected STEGMAN & COMPANY, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2000, and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    STEGMAN & COMPANY has audited the Company's financial statements since 1998, and it audited the statements of Xyros Systems, Inc., for the years ended December 31, 1997, and 1998. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

    Prior to becoming a reporting company under the Securities Exchange Act of 1934, the Company acquired three privately held companies, RealView Systems, Inc., Eastern Tech Manufacturing Corp. and Xyros Systems. All financial statements and financial information for View Systems have been restated to include the amounts and results of operations of RealView Systems Xyros and Eastern Tech for all periods.

    Prior to the acquisitions, RealView Systems had engaged the accounting firm of Katz, Abosch, Windesheim, Gershman & Freedman, P.A. to provide audit accounting services and to render an independent audit report, dated June 1, 1998, of the financial statements of RealView Systems, Inc., as of December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the year then ended and for the period from September 15, 1993 (inception) to December 31, 1997. In that report, Katz, Abosch gave an unqualified opinion that the financial statements for RealView fairly, and in all material respects, represented the financial position of RealView Systems. Similarly, Eastern Tech engaged Davis, Sita & Co. to provide audit accounting services and to render an independent audit report of the financial statements of Eastern Tech as of June 30, 1997, and 1998, and the related statements of operations, stockholders' equity and cash flows for the year then ended. In that report, Davis, Sita gave an unqualified opinion that the financial statements for Eastern Tech fairly, and in all material respects, represented the financial position of Eastern Tech.

    We requested and received Katz, Abosch's and Davis, Sita's authorization to include the results of their audits in various of our public filings with the Commission. As a matter of its own internal policy, Katz, Abosch does not provide audit accounting services to public companies. Therefore, it did not offer to provide audit accounting services to View Systems after it decided to go public and we engaged another company, Stegman & Company, that does provide audit accounting services to public companies. Since we had already engaged Stegman & Company for View, we did need to use the services of Davis, Sita & Company as independent auditors.

    Neither Katz, Abosch nor Davis, Sita & Company rendered an adverse opinion or disclaimer of opinion with regard to their audits, nor was their audit work modified as to uncertainty, audit scope, or accounting principles. The decision to engage Stegman & Company as our auditors was approved by both our board of directors and shareholders. We did not have any disagreements with Katz, Abosch or Davis, Sita on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF STEGMAN & COMPANY AS THE COMPANY'S INDEPENDENT AUDITORS.

                         PROPOSAL NO. 3--RATIFICATION OF
            APPROVAL OF VIEW SYSTEMS, INC. 2000 RESTRICTED SHARE PLAN

    Our Board has adopted and approved the View Systems, Inc. 2000 Restricted Share Plan.

    Our restricted share plan provides for grants to employees, officers, independent directors and consultants of shares of our common stock. The purpose of the plan is to enable us to attract and retain the best available personnel and to encourage stock ownership by our employees, officers, independent directors and consultants in order to give them a greater personal stake in our successes.

    Our Board of Directors and our Compensation Committee administers the plan and is responsible for determining the type, amount and terms of any consideration awarded to a recipient. Under the plan, any rights to stock vest in a recipient in accordance with the terms of the plan and agreement governing the grant.

DESCRIPTION OF THE PLAN.

    Eligibility. All of our and our subsidiaries' employees, officers and independent directors are eligible to participate in the plan. Our non-employee agents, consultants, advisors and independent contractors are also eligible to participate. We currently have approximately 27 employees, officers and directors eligible to participate in the plan.

    The plan is administered by the Board and the Compensation Committee which designates from time to time the individuals to whom awards are made under the plan, the amount of any such award and the price and other terms and conditions of any such award. The Board may delegate any or all authority for administration of the plan to a committee of the Board. Subject to the provisions of the plan, the Board and the Compensation Committee may adopt and amend rules and regulations relating to the administration of the plan. Only the Board may amend, modify or terminate the plan.

    Types of Awards. The plan permits us to grant shares of our common stock. Our common stock awarded under the plan may be authorized and unissued shares or shares acquired in the market. If any award granted under the plan expires, terminates or is cancelled, or if shares sold or awarded under the plan are forfeited to or repurchased by us, the shares again become available for issuance under the plan.

    The plan shall continue in effect until April, 2010, subject to earlier termination by the Board. The Board may suspend or terminate the plan at any time.

    The Board and Compensation Committee determine the persons to whom shares of our common stock are granted, the number of shares to be covered by each grant, the vesting period of each grant and the other terms of each grant. We do not receive any monetary consideration upon the granting of options.

    Grants of shares vest in accordance with the terms of an agreement entered into at the time of grant. Upon the occurrence of certain conditions, the number of shares subject to the grant vests in the shareholder, less the amount necessary to satisfy our withholding obligations to taxing authorities.

    The grants of shares of our common stock would require charges to our income at the time of the grant and/or over the life of the award based upon whether the shares of our common stock had a readily ascertainable market value on the date of grant.

    Share Restructure; Extraordinary Event. The plan provides that, if the number of outstanding shares of our common stock is increased or decreased or changed into or exchanged for a different number or kind of our shares or securities or of another corporation by reason of any recapitalization, stock split or similar transaction, appropriate adjustment will be made by the Board in the number and kind of shares available for awards under the plan. In the event of an Extraordinary event, which means the commencement of a tender offer for our shares or assets, then any restrictions on the shares shall lapse.

TAX CONSEQUENCES.

    An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are substantially nonvested for purposes of Section 83 of the Code and no
Section 83(b) election is made. If the shares are not vested at the time of receipt, the employee will realize taxable income in each year in which a portion of the shares substantially vest, unless the employee elects to accelerate the recognition of income under Section 83(b) within 30 days after the original transfer. We will generally be entitled to a tax deduction in the amount includible as income by the employee at the same time or times as the employee recognizes income equal to the amount of the cash bonus paid at the time of receipt.

BOARD RECOMENDATION

    The Board unanimously recommends that you vote FOR the adoption of our 2000 Equity Incentive Plan.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of June 23, 2000 (except as noted) certain information with respect to the beneficial ownership of our Common Stock by (i) each of our directors, (ii) each of the executive officers named in the Summary Compensation Table below, (iii) certain key persons who materially participate in the management of the Company; and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

NAME OF BENEFICIAL OWNER AND
RELATIONSHIP TO US                                                 SHARES          PERCENT
----------------------------                                       ------          -------
OFFICERS, DIRECTORS AND 5% SHAREHOLDERS                                 COMMON STOCK
                                                                     BENEFICIALLY OWNED

Gunther Than, President, CEO and Director                        2,181,800           26.9%
Bruce Lesniak Senior V.P. of Corporate Development                 198,000            2.1%
Andrew L. Jiranek, V.P., Secretary, General Counsel                125,200            1.5%
Martin J. Maassen, Chairman of the Board                           247,800            1.5%
David Bruggeman, Vice President of Engineering                      39,000            1.1%
Mike Bagnoli Director                                               40,000            0.6%
Rubin Investment Group                                           3,300,000             28%
All Executive Officers, Directors & 5%
  Shareholders as a Group (6 persons)]                           2,810,800           61.7%

    (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of June 23, 2000 are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

(2) Includes the following numbers of options to acquire shares of common stock which are exercisable within 60 days of June 23, 2000: for Gunther Than, 349,000; for Bruce Lesniak, 48,000; for Andrew Jiranek, 18,000; and for all directors and executive officers, 404,000. Gunther Than's wife, Linda Than, who is our comptroller, and Chief Financial Officer owns 150,200 shares of our common stock. Mr. Jiranek influences the investment power and voting power of 6,000 shares held by his three children. Mr. Jiranek does not disclaim beneficial ownership of his childrens' shares. Rubin Investment
Group holds 1,065,000 shares of common stock and warrants to acquire
2,235,000 shares at $2.00 per share. The percentage of ownership was calculated based on a fully diluted basis, unlike the other percentages of ownership calculated in the table. Rubin Investment Group is an accredited investor entity owned by Dan J. Rubin, Ca. resident and accredited investor.

    (3) The address for each beneficial owner listed above is View Systems, Inc., 9693 Gerwig Lane, Suite O, Columbia, Maryland 21046.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS
                           SUMMARY COMPENSATION TABLE

    The following table sets forth the compensation earned in each of the last three years by the Company's Chief Executive Officer who is the only executive officer that received compensation in excess of $100,000 (collectively the "Named Executive Officers") in the fiscal year ended December 31, 1999:

                                                                                           LONG TERM COMPENSATION
                                                                                        -----------------------------
NAME AND                                                                 ALL            SECURITIES
PRINCIPAL                                                                OTHER          UNDERLYING         RESTRICTED
POSITION                     YEAR        SALARY            BONUS         COMPENSATION   OPTIONS            STOCK
--------                     ----        ------            -----         ------------   ----------         ----------
Gunther Than                 1999       $72,000         $900,000(1)           --          120,000            $405,000
President, CEO
and Chairman

                             1998             0                0               0                0                   0

                             1997             0                0               0                0                   0

--------------------------------------------------------------------------------

  1 Bonus amount represents fair value on date of receipt of 300,000 shares awarded in exchange for a covenant not to compete and covenant not to solicit employees and customers and 250,000 shares awarded as bonus for effecting acquisition of Eastern Tech.

  2 The restricted stock awards were valued at $1.35 per share. We recognized a discount from the public trading price based on the restrictions on the shares.



                                OPTION/SAR GRANTS

    The following table sets forth certain information concerning option/SAR grants for the year ended December 31, 1999.

                  NUMBER OF         % OF TOTAL
                  SECURITIES        OPTIONS/SARS
NAME AND          UNDERLYING        GRANTED TO        EXERCISE
PRINCIPAL         OPTIONS/SARS      EMPLOYEES IN      PRICE PER  EXPIRATION
& POSITION        GRANTED           FISCAL YEAR       SHARE      DATE
Gunther Than,     250,000               100%          $2.00      None
President, CEO
and Chairman

                  60,000                55%           $ .01      July 1, 2004

                  60,000                74%           $2.07      Aug.18, 2005

    - The 250,000 share option was awarded as a bonus for bringing about the acquisition of ETMC.

    - Mr. Than has been granted an incentive stock option under our stock option plan to acquire 60,000 shares that vests at the rate of 5,000 options per month commencing September 16, 1999.

    - Mr. Than has been granted a non-qualified option under our stock option plan to acquire 60,000 shares which vests at the rate of 5,000 options per month commencing July 1, 1999.

                         AGGREGATED OPTION/SAR EXERCISES
                     IN LAST FISCAL YEAR AND YEAR END VALUES

    The following table sets forth certain information concerning option exercises and options held for the fiscal year ending December 31, 1999.

                                                          NUMBER OF
                                                          SECURITIES       VALUE OF
                                                          UNDERLYING       UNEXERCISED
                                                          UNEXERCISED      IN-THE-MONEY
                         SHARES                           OPTIONS/SARS     OPTIONS/SARS
                         ACQUIRED                         AT FY-END        @ FY/END ($)
                         ON               VALUE           EXERCISABLE/     EXERCISABLE/
NAME AND POSITION        EXERCISE (#)     REALIZED ($)    UNEXERCISABLE    UNEXERCISABLE
-----------------        ------------     ------------    -------------    -------------
Gunther Than                  0                 0         320,000           37,200
President, Chief                                          exercisable
Executive Officer                                         50,000
and Director                                              unexercisable

        - We recognized $37,200 in expenses associated with the issuance of options to Gunther Than in 1999.

                           LONG TERM INCENTIVE PLANS

The following table sets forth certain information concerning long term incentive plan awards for the fiscal year ending December 31, 1999.

NAME AND PRINCIPAL                 NUMBER OF SHARES         TERM UNTIL
& POSITION                         OF RESTRICTED STOCK      PAYOUT
Gunther Than                       300,000                      --
President, Chief
Executive Officer
and Chairman

   -   150,000 vested in 1999 and 150,000 vested in 2000.

GUNTHER THAN, PRESIDENT, CEO, DIRECTOR

    Mr. Than has an executive employment agreement for $6,000 per month. Under the agreement, he received 300,000 shares of our common stock in exchange for a covenant-not-to-compete or solicit our employees. Mr. Than's employment agreement will continue in effect unless terminated by either Mr.

Than or us on a sixty-day notice.

BRUCE LESNIAK, SENIOR VICE-PRESIDENT OF CORPORATE DEVELOPMENT

    Mr. Lesniak has an independent contractor agreement for $4,000 per month. Either party may cancel said agreement on thirty days notice. Mr. Lesniak has also participated in our restricted share plan for 140,000 fully vested shares, and we recognized $140,000 in expense associated with the issuance of these shares. We have also agreed, for every month of service, beginning July 1, 1999, to grant Mr. Lesniak options to purchase 4,000 shares for a nominal option price. In addition, Mr. Lesniak is to receive commissions for sales of products and any negotiated business combination he procures, upon such terms as are subsequently agreed at the time the opportunity is identified.

ANDREW L. JIRANEK, VICE PRESIDENT, SECRETARY & GENERAL COUNSEL

    Mr. Jiranek has an employment agreement for $6,000.00 per month. Either party may cancel the agreement on sixty days notice. Mr. Jiranek has participated in our restricted share plan for 100,000 fully vested shares, and we have recognized $135,000 in expense in 1999. Mr. Jiranek has also received, under our 1999 stock option plan, an incentive stock option to purchase a total of 18,000 shares and a non-qualified stock option to purchase a total of 18,000 shares. These options vest under the stock option plan at the rate of 1,500 incentive options and 1,500 non-qualified options every month, beginning September 16, 1999, and July 1, 1999, respectively.

DAVID C. BRUGGEMAN, VICE PRESIDENT OF ENGINEERING

    Mr. Bruggeman has an employment agreement with us for $6,000 per month. The agreement may be canceled by either party on thirty days notice. Mr. Bruggeman has participated in our restricted share plan for 48,000 shares, and we recognized $24,000 in expense associated with the issuance of these shares in 1999. These shares are vesting at a rate of 4,000 shares per month beginning March 1, 1999.

JOHN CURRAN, VICE PRESIDENT OF MANUFACTURING

    Mr. Curran has an employment agreement with ETMC for $5,000 per month. The agreement may be canceled by either party on thirty days notice. Mr. Curran has also received 12,000 shares under our restricted share plan, and we recognized $12,000 in expense associated with the issuance of these shares in 1999. These shares are vesting at a rate of 1,000 shares per month beginning July 1, 1999.

EMPLOYMENT AGREEMENTS

    We have adopted a policy of entering into employment agreements with our senior management, and have entered into such agreements with Messrs. Than, Bruggeman, Curran, Lesniak and Jiranek. The terms of the employment agreements for Messrs. Than and Jiranek, provide that if termination is without cause, these executives are entitled to severance payments for three (3) years equal to the salary and bonuses they received in the year prior to termination. Bonuses are determined in the discretion of the board of directors. These agreements expressly survive acquisition by another company.

    Our employment agreements include non-compete agreements and confidentiality provisions which survive termination. In the event that we seek enforcement of our confidentiality and non-compete agreements in court, it is possible that the court may strike all or part of an agreement on the grounds that it is unenforceable or unnecessary to protect our interests. These agreements expressly survive acquisition by another company.

                              CERTAIN TRANSACTIONS

    The following information summarizes certain transactions we engaged in during the last two years, or we propose to engage in, involving our executive officers, directors, 5% stockholders or immediate family members of those persons:

    Prior to the acquisition of Real View in October 1998, our principal shareholders were Pamela Wilkinson with 974,800 shares and Julie Birns with 975,200 shares.

    Gunther Than, Chairman of the Board, President and CEO, acquired 1,046,800 shares of common stock as a result of our acquisition of RealView Systems. Leokadia Than, Gunther Than's mother, received 200,000 shares through the exchange of RealView shares.

    On May 27, 1999, we entered into a redemption agreement with Mr. Than, whereby we redeemed 25,000 shares of common stock owned by Mr. Than in exchange for a total cash payment of $50,000. As part of this agreement, we granted Mr. Than an option to purchase back these 25,000 shares for $50,000, plus interest on $50,000 from May 27, 1999, to the date of redemption, at a rate of 10% per annum.

    On September 30, 1999, we redeemed 34,860 shares of common stock of Gunther Than in exchange for forgiveness of $67,719.35 in loans Gunther Than had taken from us during 1999. As part of this agreement, Mr. Than was granted an option to purchase these 34,860 shares back for $67,719.35, plus interest at the rate of 10% per annum thereon from September 30, 1999, to the date of redemption. Mr. Than continues to be indebted in the amount of approximately $40,000 in loans he has taken from the Company during 1999.

    For information concerning stock and options awarded to Mr. Than during 1998 and 1999, see "Executive Compensation," beginning at page 48

    We have issued 200,000 shares of common stock to Leokadia Than, Gunther Than's mother, in exchange for forgiveness of loans totaling $177,000 and unpaid and accrued interest in the amount of $33,000 on these loans. In December, 1999, we loaned Leokadia Than $35,000. There are no certain terms for repayment of this loan. In addition, Ms. Than purchased 10,000 shares of the common stock of RealView Systems, Inc. and exchanged this stock certificate for 13,333 shares of the common stock of View Systems, Inc. in July, 1999. Mr. Than disclaims beneficial ownership of Leokadia Than's shares.

    For information concerning stock and options awarded to Andrew L. Jiranek, Bruce Lesniak, David Bruggeman and John Curran, see "Executive Compensation," beginning at page 48.

    Martin Maassen, Chairman of Board, received $21,000 in consulting fees from us prior to becoming a director. He also purchased 111,000 shares from us on August 18, 1999, as part of our rule 506 offering at terms established for that offering. Dr. Maassen has purchased approximately 146,000 additional shares on the open market.

    Dr. Michael Bagnoli purchased 20,000 shares from us on August 8, 1999, as part of our Rule 506 offering, and another 20,000 shares as part of our November 11, 1999 offering.

    Linda Than, the wife of Gunther Than, and our Comptroller, received 100,000 shares under our restricted share plan and was the recipient of 66,700 shares in the RealView share exchange.

    The former shareholders and management of Xyros loaned monies to Xyros for working capital, and took back promissory notes, which mature on December 31, 1999, and accrue interest at the rate of 10% per annum. As part of our acquisition of Xyros, we agreed to guaranty the repayment of this indebtedness. As of March 31, 2000, the outstanding principal amount of these loans had been paid down to $110,000. Some of the management of Xyros became involved in our management following the acquisition and some did not.

    View Technologies, Inc., a privately held Colorado corporation founded in 1994, is a related company. It was founded and organized by Gunther Than, our President, CEO and chairman. Mr. Than is also President, CEO and chairman of View Technologies. View Technologies produces software and hardware products used in computer networks which transmit and store diagnostic medical imagery. Some of the shareholders of View Technologies were also shareholders in RealView Systems, Inc., a company acquired by us in October 1998.

    We share human resources with View Technologies. We account for any resources that are jointly used. From time to time, as is necessary, View Systems and/or View Technologies will loan each other funds. On September 30, 1999, we redeemed 130,937 shares of common stock, held by View Technologies for the redemption price of $2.13 per share, canceling View Technologies indebtedness of $278,895.81 to us. View Technologies is in debt to us in the approximate amount of $90,000, as of December 31, 2000, approximately $30,000 of which was advanced in the fourth quarter of 1999. In the first quarter of 2000, we advanced an additional 9,000 to View Technologies. We believe we will be able to collect the indebtedness owed by View Technologies to View Systems.

    The board of directors approved all of these transactions on terms it believes were as fair as those attainable from third parties.

    Our policy in dealing with transactions between a related party and us is intended to make each transaction fair and on market terms. All transactions involving compensation, including options and restricted stock grants, must be approved by the Compensation Committee. All other transactions must be approved by a majority of directors who are not interested in the transaction after full disclosure by the related party.

    Gunther Than is a director of MediaComm Broadcasting. We own 840,000 shares of MediaComm. In November 1999, Mr. Than received options to acquire 150,000 shares of MediaComm for $2.00 per share. The options were granted as compensation for his services as a director.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission (the "SEC") thereunder require the

Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, during the period from January 1, 1998 to December 31, 1998, all of the Section 16(a) filing requirements applicable to the Company's executive officers, directors and 10% stockholders were complied with, except that
(1)Gunther Than, Andrew Jiranek, Lawrence Seiler, Martin Maassen, David Barbara and Michael Bagnoli did not file their initial Form 3s until October 29, 1999, when such forms were due on October 13, 1999; (2) Michael Bagnoli did not file his Form 4 reporting the acquisition of 20,000 shares of our common stock in a private placement approximately 30 days late; (3) Martin Maassen filed an amended Form 3 to correct the amount of shares that he reported that he initialed owned on October 13, 1999.

                                   EXHIBITS

INDEX OF EXHIBITS

4.1 View Systems, Inc. 2000 Restricted Share Plan

                                OTHER MATTERS

    The Company knows of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          By: /s/ Andrew L. Jiranek
                                             VICE PRESIDENT, SECRETARY
                                             AND GENERAL COUNSEL

Dated: June 23, 2000

                                      PROXY
                         ANNUAL MEETING OF SHAREHOLDERS
                               VIEW SYSTEMS, INC.
                            9693 Gerwig Lane, Suite O
                            Columbia, Maryland 21046

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of View Systems, Inc., acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and appoints Gunther Than Proxy and attorney-in-fact, with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated on the reverse, all the shares of Common Stock of View Systems, Inc. held of record by the undersigned on July 10, 2000, at the Annual

Meeting of Stockholders to be held on July 28, 2000, or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS AND ELECTION SET FORTH IN THIS PROXY.

                      PLEASE DATE, SIGN AND MAIL YOUR
                    PROXY CARD BACK AS SOON AS POSSIBLE|

/X/ Please mark your vote
    as in this example.

                              FOR     AGAINST      ABSTAIN

1.  PROPOSAL TO ELECT DIRECTORS

Nominees:

    Martin Maassen           [    ]   [     ]     [      ]

    Gunther Than

    Michael Bagnoli          [    ]   [     ]     [      ]

    David Barbara            [    ]   [     ]     [      ]

(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

2. PROPOSAL TO APPROVE       [    ]   [     ]     [      ]
   THE APPOINTMENT
   OF STEGMAN & COMPANY AS
   THE INDEPENDENT PUBLIC
   ACCOUNTANTS OF THE
   CORPORATION.

3.  PROPOSAL TO APPROVE ADOPTION OF RESTRICTED SHARE PLAN

                              FOR     AGAINST      ABSTAIN

                             [    ]   [     ]     [      ]

4.IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER
  BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                              FOR     AGAINST      ABSTAIN

                             [    ]   [     ]     [      ]



This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder, if no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

BY SIGNING THIS PROXY, YOU REPRESENT AND WARRANT TO THE CORPORATION THAT YOU

ARE ENTITLED TO VOTE THE NUMBER OF SHARES IN THE MANNER PRESCRIBED. THE CORPORATION MAY RELY UPON THIS REPRESENTATION AND YOU AGREE TO PROVIDE THE CORPORATION, UPON REQUEST, WITH EVIDENCE THAT YOU ARE AUTHORIZED TO VOTE THE SHARES AS REPRESENTED.

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE CORPORATION'S RECORDS, AND INDICATE THE NUMBER AND CLASS OF SHARES OF COMMON STOCK OF THE CORPORATION YOU HELD AS OF JULY 10, 2000. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION OR OTHER ENTITY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY BY USING THE ENCLOSED ENVELOPE.

Dated _________, 2000

         --------------------------               --------------------------
         (Signature of Shareholder)               (Signature of Shareholder
                                                      if held jointly)

   Exact name(s) of Shareholder(s), as set forth in the corporation's records:

-----------------------------------------------------------------------------
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------

Exhibit 4.1

                               VIEW SYSTEMS, INC.
                           2000 RESTRICTED SHARE PLAN

    1. PURPOSE. The purpose of this 2000 RESTRICTED SHARE PLAN ("Plan") is to further the interests of VIEW SYSTEMS, INC. (the "Company") by providing incentives for directors, officers and employees of the Company who may be designated for participation therein ("Participants") and to provide additional means of attracting and retaining competent personnel.

    2. ADMINISTRATION. The Executive Compensation Committee (the "Committee") consisting of 3 nonemployee members of the Board of Directors of the Company shall administer the Plan. The Committee will make all discretionary decisions involving the Plan. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee. The Committee shall have the sole authority to (i) award shares under the Plan; (ii) consistent with the Plan, determine the provisions of the Restricted Share Agreements entered into hereunder, including the shares to be awarded, the restrictions and other terms and conditions applicable to each award of shares under the Plan; (iii) interpret the Plan and the Restricted Share Agreements evidencing the restrictions imposed upon stock awarded under the Plan and the shares awarded under the Plan; (iv) adopt, amend and rescind rules and regulations for the administration of the Plan; and (v) generally administer the Plan and make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all participants. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive.

    3. PARTICIPANTS. The Committee shall determine and designate from time to time those directors, officers and employees of the Company who are eligible to participate in the Plan. Pursuant to this Plan, the Committee may award to Participants shares of common stock, par value $.001 per share ("Shares"), of the Company, subject to certain restrictions and risk of forfeiture, in such amounts and upon such terms as the Committee shall from time to time determine. The Committee shall determine, in its sole discretion, the number of shares to be awarded ("Awards") to each such employee selected. The Committee may, within the terms of the Plan, be selective and non-uniform with respect to its determination of the amount of Awards and the eligible employees to whom such Awards are made.

    4. SHARES SUBJECT TO THE PLAN. The Company has reserved 2,000,000 Shares for issuance to Participants under the Plan ("Restricted Shares"). If any Awards granted under this Plan are forfeited, in whole or in part, the Restricted Shares so released from the Award may be the subject of other Awards under the Plan.

    5. SHARE RESTRUCTURE. In the event there is any change in the Company's Shares, as by stock splits, reverse stock splits, stock dividends, or other relevant changes in the capitalization of the Company occurring after the adoption of this Plan by the Board, the number and type of Restricted Shares available for Awards under the Plan shall be appropriately adjusted by the Committee. The decision of the Committee as to the amount and timing of any such adjustment shall be conclusive.

    6. EFFECT OF AWARD. The granting of an Award shall take place only when a Restricted Share Agreement (the "Agreement") substantially in the form of the agreement attached hereto is executed by the Company and the Participant. Such Agreement shall contain such further terms and conditions, not inconsistent with the terms of this Plan, related to the grant of the Restricted Shares. By accepting the Award and executing the Agreement, each Participant undertakes and agrees to be bound by all terms and provisions of this Plan and the Agreement. The execution of the Agreement shall entitle such Participant to receive the number of Restricted Shares specified in the Agreement, subject to the restrictions contained in the Agreement.

    7. RESTRICTIONS.

       (a) The term "Restricted Period" as to any Restricted Shares refers to the period of time that such Restricted Shares are subject to the restrictions contained herein and in the Agreement.

       (b)  During the Restricted Period:

            (i) No Restricted Shares may be transferred by the Participant;

            (ii) The Restricted Shares shall be forfeited and shall automatically be transferred to the Company in the event of termination of the Participant's employment with the Company for any reason other than an Extraordinary Event (as defined in Section 8); and

            (iii) The Restricted Shares shall be subject to such other terms, conditions and restrictions as determined by the Committee and set forth in the Agreement

       (c) With respect to any Restricted Shares awarded under this Plan, the Committee, in it sole and absolute discretion, shall specify the Restricted Period in the Agreement.

    8. EXTRAORDINARY EVENT. In the event of the commencement of a tender offer (other than by the Company) for any of the Company's common shares or a sale or transfer, in one or a series of transactions, of assets having a fair market value of 50% or more of the fair market value of all assets of the Company, or a merger, consolidation or share exchange pursuant to which the common shares of the Company are or may be exchanged for or converted into cash, property or securities of another issuer, or the liquidation of the Company (an "Extraordinary Event"), then the restrictions on the Restricted Shares shall terminate and lapse immediately, without risk of forfeiture, on the "Event Date." The "Event Date" is the date of the commencement of a tender offer, if the Extraordinary Event is a tender offer, and in the case of any other Extraordinary Event, the day preceding the record date in respect of such Extraordinary Event, or if no record date is fixed, the day preceding the date as of which shareholders of record become entitled to the consideration payable in respect of such Extraordinary Event. Notwithstanding the foregoing, the termination of the restrictions shall be conditioned on the actual occurrence and completion of the Extraordinary Event.

    9. PLAN LOANS. The Company recognizes that it is not in the best interests of the Company for the Participant to sell Shares (or be required to sell Shares, whether or not such Shares have been granted under the Plan) in order to be able to pay taxes due as a result of any Awards made under the Plan. Consequently, the Committee, upon the reasonable request of Participants, is authorized to and shall make loans to Participants ("Plan Loans") in amounts equal to the Participants' tax obligations resulting from any Award hereunder. The Plan Loans shall be made at such rates and upon such other terms as the Committee deems reasonable or appropriate. The Committee is further authorized to forgive repayment of all or any part of any Plan Loan at any time or from time to time, unconditionally or subject to such conditions as the Committee deems reasonable or appropriate.

    10. AMENDMENTS AND TERMINATION. The Committee may amend, suspend, discontinue or terminate the Plan, but no such action may, without the consent of the holder of any Award granted hereunder, alter or impair such Award.

    11. PERIOD OF PLAN. The Plan has been adopted by the Board of Directors on, and shall be effective as of, March 15, 2000. Unless extended or earlier terminated by the board of Directors, the Plan shall continue in effect until, and shall terminate on, the tenth anniversary of the effective date of the Plan.

                                       23